Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Edesa Biotech, Inc. (the “Company”) for the quarter ended March 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Pardeep Nijhawan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2020	By:	/s/ Pardeep Nijhawan
Pardeep Nijhawan
Chief Executive Officer
(Principal Executive Officer)